Exhibit 10(e).

Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 10(a)

Name	Effective Date

Ronald C. Baldwin	May 16, 2001
Thomas E. Hoaglin	February 15, 2001
Michael J. McMennamin	November 14, 2000

Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 10(b)

Name	Effective Date

Daniel B. Benhase	August 16, 2000
Richard A. Cheap	May 4, 1998
Mary W. Navarro	July 16, 2002
Nicholas G. Stanutz	February 26, 2002

Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 10(c)

Name	Effective Date

James W. Nelson	November 9, 2004

Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 10(d)

Name	Effective Date

Donald R. Kimble, Jr.	July 14, 2004